UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Disciplined Equity
Fund, Inc.


Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Disciplined Equity Fund, Inc.



Portfolio Information As of May 31, 2004 (unaudited)


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Microsoft Corporation                       3.3%
Exxon Mobil Corporation                     3.3
Citigroup Inc.                              3.0
Cisco Systems, Inc.                         2.6
Pfizer, Inc.                                2.3
Countrywide Credit Industries, Inc.         1.8
Occidental Petroleum Corporation            1.6
3M Co.                                      1.6
Bank of America Corporation                 1.6
American Express Company                    1.5


                                        Percent of
Geographic Allocation                  Net Assets*

United States                              93.1%
Canada                                      2.0
France                                      1.2
Germany                                     1.1
Australia                                   1.1
Netherlands                                 0.6
Israel                                      0.6

*Total may not equal 100%.


                                        Percent of
Five Largest Industries*                Net Assets

Oil & Gas                                   9.4%
Communications Equipment                    7.4
Household Durables                          6.4
Software                                    5.9
Commercial Services & Supplies              5.8

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.79% for the six-month period and +18.33% for the 12-month period ended May 31, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction toward the latter part of the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq. Despite the more recent market skittishness, we continue to observe significant economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's considerable fiscal and monetary stimulus, which took the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. These developments have supported continued improvements in corporate earnings - a positive for stock markets. By period-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%, based in part on better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund recorded solid gains over the past 12 months, outperforming its comparable Lipper category of Large-Cap Core Funds but underperforming the broader-based S&P 500 Index.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch Disciplined Equity Fund Inc.'s Class A, Class B, Class C and
Class I Shares had total returns of +16.34%, +15.45%, +15.33% and +16.67%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--9 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's (S&P) 500 Index, returned +18.33% and its comparable Lipper category of Large-Cap Core Funds posted an average return of +15.23%. (Funds in this Lipper category invest primarily in stocks of companies with market capitalizations - on a three-year weighted basis - of greater than 300% of the dollar-weighted median market capitalization of the middle 1000 securities of the S&P SuperComposite 1500 Index.)

Market conditions were very favorable over the past 12 months, with strong economic growth, robust corporate profits, tax cuts and, more recently, a pickup in job growth. Inflation was at a historic low, allowing the Federal Reserve Board to remain accommodative and interest rates to stay low. The positive economic environment spread globally, with China becoming a more significant driver of growth. The market rallied strongly through February 2004, as smaller cap and high-beta stocks posted considerably higher returns than the shares of the large cap companies in which the Fund invests. The energy and materials sectors were the best performers in the S&P 500 Index, as global demand expanded and fears of continued terrorism drove oil prices higher. The information technology sector also was strong, as beaten-down companies finally saw productivity gains and earnings growth. Weaker segments included more defensive sectors such as telecommunication services and utilities.

During the fiscal year, the Fund's performance relative to the benchmark benefited from good stock selection in the health care, industrial and consumer discretionary sectors. We found particular strength in health care equipment and supplies, where our holdings in Boston Scientific Corporation and Stryker Corporation gained more than 50%. Our positions in health care services providers, including overweights compared to the benchmark in WellPoint Health Networks Inc. and UnitedHealth Group Incorporated, also continued to perform well. In addition, Career Education Corporation and Apollo Group, Inc., two higher-education stocks within the industrial sector, had a significant positive impact. Within the defense/aerospace segment of the industrial sector, the Fund's performance benefited from strong gains in Veridian Corp., a provider of technology and engineering services to mission-critical information and intelligence programs of the U.S. government. In the consumer discretionary sector, three homebuilders - Pulte Corporation, Lennar Corporation and The Ryland Group, Inc. - continued to outperform as consumers purchased new homes at a record pace. Finally, early in the period, the Fund's overweight position in financials - especially in the mortgage finance industry - enhanced relative results.

The primary offset to these positive contributions was the performance of our positions in the information technology sector. The portfolio had an underweight in the sector early in the period based on what we believed were high valuations of most of the large-cap technology stocks. Consequently, the Fund's relative return lagged, as we did not participate fully in the sector's strong performance during that time. Stock selection within the sector was mixed. The Fund's holdings in Check Point Software Technologies Ltd. and Electronic Arts Inc. (software), Polycom, Inc. and QUALCOMM Inc. (communications equipment), and Broadcom Corporation (semiconductors) had a positive effect on relative returns. Detracting from performance compared to the benchmark were Seagate Technology and Western Digital Corporation, two disk drive manufacturers that suffered setbacks early in 2004 after Seagate announced weaker-than-expected earnings results. Our modest cash weighting of approximately 3% during the period also hindered the Fund's relative return.


What changes were made to the portfolio during the period?

During the latter half of the period, we shifted the portfolio to a more neutral position in financials, added to our holdings in industrials and information technology, and trimmed some positions in telecommunication services and utilities.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Our holdings in the financial sector performed well for most of the period. With job growth acceleration and early signs of inflation, we believe the Federal Reserve Board soon will begin raising short-term interest rates. Shares of financial companies typically decline in the months leading up to an interest rate increase. As a result, we took profits in several of our financial stocks, including two commercial banks, U.S. Bancorp and Wells Fargo & Co., and two thrift institutions, Sovereign Bancorp and Washington Mutual, Inc.

We believe the economy will continue its strong growth, we see signs of an increase in capital expenditures, and company managements are expressing a bullish outlook for the next 12 months. Therefore, we added to procyclical sectors of the economy by boosting the Fund's information technology exposure from an underweight to an overweight relative to the benchmark. Significant purchases included Cisco Systems, Inc. and Motorola, Inc. (communications equipment), Broadcom Corporation (semiconductors) and SAP AG (software). We also added to our positions in companies benefiting from late-cycle economic growth, such as Tyco International Ltd. and Cendant Corporation in the industrial sector.


How would you characterize the Fund's position at the close of the period?

We believe the economy will continue its strong growth trajectory for several more quarters, resulting in robust corporate earnings gains and positive equity market performance. However, we also believe investors are becoming more nervous about the timing and magnitude of upcoming Federal Reserve Board interest rate increases, the United States' involvement in Iraq and the sustainability of the consumer borrowing and spending boom. In our view, most of these fears have been discounted in recent months and we are poised for another rally going forward. In addition, Corporate America appears much stronger now than it did in the rising interest rate cycle of 1994. Profit margins are at record highs, earnings quality is strong, and companies are sitting on record levels of cash on their balance sheets, ready to spend on growth-generating projects. Consequently, we have overweighted later-cycle industrials and companies that we believe will benefit from an increase in capital expenditures (including the additions of the communications equipment and software stocks noted previously). We also believe labor markets finally are improving, and we maintain positions in several companies that are leveraged to job growth, including Monster Worldwide Inc., SAP AG and Manpower Inc.

While we trimmed our positions in financials, the sector remains a core weighting in the portfolio, as we believe our holdings are much better positioned to weather the storm of rising rates than they have been in previous cycles. In our opinion, they are more diversified, better able to hedge interest rate risk and are trading at very low valuations. Key holdings include Countrywide Financial Corporation, a mortgage lender that is rapidly increasing its market share and has a significant mortgage servicing business that we believe will offset declines in mortgage origination. The Fund also has an overweight in capital markets stocks, which we believe should benefit from the ongoing rise in merger-and-acquisition activity and strong market performance.

In addition, the portfolio remains overweight in homebuilders, which we believe will continue to grow earnings in the rising interest-rate cycle. In our view, homebuilders are positioned to benefit from several positive factors, including a backlog of homes sold but not yet built, gains in market share from smaller builders, positive household formation trends and the ability of customers to switch to adjustable-rate mortgages, which were far less prevalent in previous upward rate cycles. The share prices of these stocks discount a much worse scenario, in our opinion, as their single-digit price/earnings multiples indicate.

We maintain modest overweights in energy and materials companies, which are benefiting as global economic growth boosts demand while supply is structurally contained, especially in the domestic natural gas industry and select companies in the metals subsector. We also continue to overweight stocks in several non-cyclical areas that are benefiting from positive demographic trends, strong pricing power and favorable supply-and-demand characteristics. These industries include post-secondary education (Career Education Corporation, Corinthian Colleges, Inc. and Apollo Group, Inc.), medical devices (Boston Scientific and Stryker) and managed care (Anthem, Inc. and Aetna Inc.).

The Fund is underweight in less cyclical sectors of the economy, including consumer staples, pharmaceuticals and telecommunication services. We believe telecommunications carriers will continue to see revenue and margin erosion as customers switch to wireless services and emerging voice over Internet protocol technology (that is, voice communication via a digital subscriber line or cable connection). The pharmaceutical sector currently is facing a number of negative factors, including patent expirations on key products, regulatory risk, drug reimportation issues and a dwindling new drug pipeline.


Andrea Mitroff
Vice President and Portfolio Manager


June 11, 2004



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Performance Data (continued)

Recent Performance Results

                                                        6-Month         12-Month     Since Inception
As of May 31, 2004                                    Total Return    Total Return     Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*         +4.56%         +16.34%           -2.51%
ML Disciplined Equity Fund, Inc.--Class B Shares*         +4.15          +15.45            -6.19
ML Disciplined Equity Fund, Inc.--Class C Shares*         +4.15          +15.33            -6.29
ML Disciplined Equity Fund, Inc.--Class I Shares*         +4.73          +16.67            -1.29
Standard & Poor's 500 Index**                             +6.79          +18.33            -8.40

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.

**This unmanaged Index covers 500 industrial, utility, transporta-tion and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/25/99.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Discipline Equity Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Discipline Equity Fund, Inc.++
Class A Shares*

Date                              Value

6/25/1999**                     $ 9,475.00
May 2000                        $10,006.00
May 2001                        $10,309.00
May 2002                        $ 9,119.00
May 2003                        $ 7,940.00
May 2004                        $ 9,237.00


ML Discipline Equity Fund, Inc.++
Class B Shares*

Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,490.00
May 2001                        $10,720.00
May 2002                        $ 9,402.00
May 2003                        $ 8,125.00
May 2004                        $ 9,200.00


Standard & Poor's 500 Index++++
Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,926.00
May 2001                        $ 9,773.00
May 2002                        $ 8,420.00
May 2003                        $ 7,741.00
May 2004                        $ 9,160.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing aboout 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/04                  +16.34%          +10.23%
Inception (6/25/99)
through 5/31/04                         - 0.51           - 1.60

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/04                  +15.45%          +11.45%
Inception (6/25/99)
through 5/31/04                         - 1.29           - 1.68

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Discipline Equity Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows:


ML Discipline Equity Fund, Inc.++
Class C Shares*

Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,480.00
May 2001                        $10,720.00
May 2002                        $ 9,402.00
May 2003                        $ 8,126.00
May 2004                        $ 9,371.00


ML Discipline Equity Fund, Inc.++
Class I Shares*

Date                              Value

6/25/1999**                     $ 9,475.00
May 2000                        $10,034.00
May 2001                        $10,366.00
May 2002                        $ 9,186.00
May 2003                        $ 8,017.00
May 2004                        $ 9,353.00


Standard & Poor's 500 Index++++

Date                              Value

6/25/1999**                     $10,000.00
May 2000                        $10,926.00
May 2001                        $ 9,773.00
May 2002                        $ 8,420.00
May 2003                        $ 7,741.00
May 2004                        $ 9,160.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing aboout 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.


Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/04                  +15.33%          +14.33%
Inception (6/25/99)
through 5/31/04                         - 1.31           - 1.31

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/04                  +16.67%          +10.54%
Inception (6/25/99)
through 5/31/04                         - 0.26           - 1.35
*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)
                                                                                                                 Percent of
Country      Industry*          Shares Held   Common Stocks                                             Value    Net Assets
Australia    Metals & Mining         26,000   BHP Billiton Limited (ADR) (a)                       $     448,500       1.1%

                                              Total Common Stocks in Australia                           448,500       1.1


Canada       Communications          60,000 ++Nortel Networks Corporation                                229,800       0.5
             Equipment

             Oil & Gas               15,800   EnCana Corporation                                         621,730       1.5

                                              Total Common Stocks in Canada                              851,530       2.0


France       Oil & Gas                5,300   Total SA (ADR) (a)                                         498,624       1.2

                                              Total Common Stocks in France                              498,624       1.2


Germany      Software                12,000   SAP AG (Systeme, Anwendungen, Produkte in der
                                              Datenverarbeitung) (ADR) (a)                               484,800       1.1

                                              Total Common Stocks in Germany                             484,800       1.1


Israel       Software                11,000 ++Check Point Software Technologies Ltd.                     261,580       0.6

                                              Total Common Stocks in Israel                              261,580       0.6


Netherlands  Household Durables      10,000   Koninklijke (Royal) Philips Electronics NV
                                              (NY Registered Shares)                                     273,500       0.6

                                              Total Common Stocks in the Netherlands                     273,500       0.6


United       Aerospace & Defense     10,000   Raytheon Company                                           332,500       0.8
States
             Capital Markets          4,000   The Bear Stearns Companies Inc.                            324,240       0.8
                                      5,000   The Goldman Sachs Group, Inc.                              469,550       1.1
                                     10,000   J.P. Morgan Chase & Co.                                    368,400       0.9
                                      4,000   Lehman Brothers Holdings, Inc.                             302,600       0.7
                                     11,500   Morgan Stanley                                             615,365       1.4
                                                                                                   -------------     ------
                                                                                                       2,080,155       4.9

             Commercial Banks         8,000   Bank of America Corporation                                665,040       1.6
                                     12,000   Wachovia Corporation                                       566,520       1.3
                                                                                                   -------------     ------
                                                                                                       1,231,560       2.9

             Commercial Services      4,000 ++Apollo Group, Inc. (Class A)                               375,200       0.9
             & Supplies               6,000 ++Career Education Corporation                               407,820       1.0
                                     18,000   Cendant Corporation                                        412,920       1.0
                                     20,000 ++Corinthian Colleges, Inc.                                  568,200       1.3
                                     10,000   Manpower Inc.                                              477,500       1.1
                                      9,000 ++Monster Worldwide Inc.                                     227,790       0.5
                                                                                                   -------------     ------
                                                                                                       2,469,430       5.8

             Communications          40,000 ++Brocade Communications Systems, Inc.                       239,600       0.5
             Equipment               49,700 ++Cisco Systems, Inc.                                      1,100,855       2.6
                                     20,000 ++Corning Incorporated                                       247,800       0.6
                                     14,000 ++Juniper Networks, Inc.                                     292,740       0.7
                                     32,000   Motorola, Inc.                                             632,640       1.5
                                      6,400   QUALCOMM Inc.                                              429,248       1.0
                                                                                                   -------------     ------
                                                                                                       2,942,883       6.9

             Computers &              5,000 ++Avid Technology, Inc.                                      260,100       0.6
             Peripherals             12,800 ++Dell Inc.                                                  450,304       1.1
                                      4,800   International Business Machines Corporation                425,232       1.0
                                                                                                   -------------     ------
                                                                                                       1,135,636       2.7

             Consumer Finance        12,700   American Express Company                                   643,890       1.5
                                      3,000   Capital One Financial Corporation                          210,180       0.5
                                      6,000   MBNA Corporation                                           152,400       0.4
                                                                                                   -------------     ------
                                                                                                       1,006,470       2.4


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                                                                                                 Percent of
Country      Industry*          Shares Held   Common Stocks                                             Value    Net Assets
United       Diversified             27,400   Citigroup Inc.                                       $   1,272,182       3.0%
States       Financial
(continued)  Services

             Diversified              6,100   Verizon Communications                                     210,938       0.5
             Telecommunication
             Services

             Electric Utilities       3,000   FPL Group, Inc.                                            191,250       0.4

             Electronic              20,000 ++Agilent Technologies, Inc.                                 514,000       1.2
             Equipment
             & Instruments

             Energy Equipment         4,500 ++BJ Services Company                                        188,505       0.4
             & Service                4,000   Schlumberger Limited                                       228,680       0.5
                                                                                                   -------------     ------
                                                                                                         417,185       0.9

             Food & Staples          11,000   Wal-Mart Stores, Inc.                                      613,030       1.4
             Retailing

             Food Products           16,000   Archer-Daniels-Midland Company                             266,080       0.6
                                     10,000   Tyson Foods, Inc. (Class A)                                205,200       0.5
                                                                                                   -------------     ------
                                                                                                         471,280       1.1

             Health Care              8,000   Becton, Dickinson and Company                              402,560       0.9
             Equipment               12,400 ++Boston Scientific Corporation                              549,320       1.3
             & Supplies               4,000 ++St. Jude Medical, Inc.                                     305,040       0.7
                                      7,600   Stryker Corporation                                        386,460       0.9
                                                                                                   -------------     ------
                                                                                                       1,643,380       3.8

             Health Care              4,000   Aetna Inc. (New Shares)                                    324,800       0.8
             Providers                5,500 ++Anthem, Inc.                                               486,915       1.1
             & Services               6,000   UnitedHealth Group Incorporated                            391,500       0.9
                                      3,300 ++WellPoint Health Networks Inc.                             368,082       0.9
                                                                                                   -------------     ------
                                                                                                       1,571,297       3.7

             Hotels, Restaurants      6,500   International Game Technology                              255,450       0.6
             & Leisure

             Household Durables       6,000   Centex Corporation                                         290,940       0.7
                                     11,000   Lennar Corporation (Class A)                               504,900       1.2
                                      1,000 ++NVR, Inc.                                                  457,750       1.1
                                      9,000   Pulte Corporation                                          474,750       1.1
                                      6,800   The Ryland Group, Inc.                                     541,280       1.2
                                      5,000 ++Toll Brothers, Inc.                                        204,550       0.5
                                                                                                   -------------     ------
                                                                                                       2,474,170       5.8

             Household Products       5,000   The Procter & Gamble Company                               539,100       1.3

             Industrial               8,000   3M Co.                                                     676,480       1.6
             Conglomerates           20,000   General Electric Company                                   622,400       1.4
                                     16,900   Tyco International Ltd.                                    520,351       1.2
                                                                                                   -------------     ------
                                                                                                       1,819,231       4.2

             Information              8,000   Automatic Data Processing, Inc.                            355,440       0.8
             Technology
             Services

             Insurance                5,000   American International Group, Inc.                         366,500       0.8
                                      2,500   The Hartford Financial Services Group, Inc.                165,300       0.4
                                                                                                   -------------     ------
                                                                                                         531,800       1.2

             Machinery                5,000   Danaher Corporation                                        235,150       0.6
                                      3,500   Deere & Company                                            229,950       0.5
                                      5,000   Oshkosh Truck Corporation                                  258,750       0.6
                                                                                                   -------------     ------
                                                                                                         723,850       1.7

             Media                   10,000 ++Time Warner Inc.                                           170,400       0.4
                                     12,000   Viacom, Inc. (Class B)                                     442,680       1.0
                                                                                                   -------------     ------
                                                                                                         613,080       1.4


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                                                                                                 Percent of
Country      Industry*          Shares Held   Common Stocks                                             Value    Net Assets
United       Metals & Mining          3,500 ++Phelps Dodge Corporation                             $     237,650       0.6%
States
(concluded)  Multiline Retail         6,000   Federated Department Stores, Inc.                          286,260       0.7
                                      4,000   J.C. Penney Company, Inc.                                  143,120       0.3
                                     12,000   Nordstrom, Inc.                                            486,600       1.1
                                                                                                   -------------     ------
                                                                                                         915,980       2.1

             Office Electronics      23,000 ++Xerox Corporation                                          311,420       0.7

             Oil & Gas                4,600   Apache Corporation                                         185,656       0.4
                                     10,000   Devon Energy Corporation                                   593,600       1.4
                                     32,000   Exxon Mobil Corporation                                  1,384,000       3.3
                                     15,800   Occidental Petroleum Corporation                           698,360       1.6
                                                                                                   -------------     ------
                                                                                                       2,861,616       6.7

             Personal Products        5,000 ++NBTY Inc.                                                  184,550       0.4

             Pharmaceuticals          5,000   Johnson & Johnson                                          278,550       0.7
                                     28,000   Pfizer, Inc.                                               989,520       2.3
                                                                                                   -------------     ------
                                                                                                       1,268,070       3.0

             Real Estate              9,000   Friedman, Billings, Ramsey Group, Inc. (Class A)           175,500       0.4

             Semiconductors &        11,000 ++Broadcom Corporation (Class A)                             464,310       1.1
             Semiconductor           14,000   Intel Corporation                                          399,700       0.9
             Equipment               12,000 ++National Semiconductor Corporation                         260,040       0.6
                                      6,600   Texas Instruments Incorporated                             172,326       0.4
                                                                                                   -------------     ------
                                                                                                       1,296,376       3.0

             Software                15,000   Computer Associates International, Inc.                    405,900       0.9
                                     53,000   Microsoft Corporation                                    1,396,550       3.3
                                                                                                   -------------     ------
                                                                                                       1,802,450       4.2

             Specialty Retail         5,000 ++Bed, Bath & Beyond Inc.                                    186,250       0.4
                                      7,000   The Home Depot, Inc.                                       251,440       0.6
                                     11,500   Lowe's Companies, Inc.                                     616,055       1.4
                                     15,100   Staples, Inc.                                              416,458       1.0
                                      6,000   The TJX Companies, Inc.                                    149,460       0.4
                                                                                                   -------------     ------
                                                                                                       1,619,663       3.8

             Textiles, Apparel       10,000   Jones Apparel Group, Inc.                                  384,700       0.9
             & Luxury Goods

             Thrifts & Mortgage      12,000   Countrywide Financial Corporation                          774,000       1.8
             Finance                  7,000   Fannie Mae                                                 473,900       1.1
                                      8,000   Freddie Mac                                                467,120       1.1
                                      2,600   Golden West Financial Corporation                          282,802       0.7
                                                                                                   -------------     ------
                                                                                                       1,997,822       4.7

             Tobacco                  4,000   Altria Group, Inc.                                         191,880       0.4

             Wireless                10,000 ++Nextel Communications, Inc. (Class A)                      231,300       0.5
             Telecommunication
             Services

                                              Total Common Stocks in the United States                38,894,274      90.8

                                              Total Common Stocks (Cost--$34,570,437)                 41,712,808      97.4


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)
                       Beneficial Interest/                                                                      Percent of
                                Shares Held   Short-Term Securities                                     Value    Net Assets
                                  $ 496,165   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (b)                                         $     496,165       1.2%
                                  $ 364,499   Merrill Lynch Liquidity Series, LLC Money Market
                                              Series (b)(c)                                              364,499       0.8
                                    121,501   Merrill Lynch Premier Institutional Fund (b)(c)            121,501       0.3

                                              Total Short-Term Securities
                                              (Cost--$982,165)                                           982,165       2.3

             Total Investments (Cost--$35,552,602)                                                    42,694,973      99.7
             Other Assets Less Liabilities                                                               119,045       0.3
                                                                                                   -------------     ------
             Net Assets                                                                            $  42,814,018     100.0%
                                                                                                   =============     ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $ (279,296)       $ 15,367
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $   360,079       $    132
Merrill Lynch Premier
   Institutional Fund                    119,121       $     45


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Statement of Assets and Liabilities

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $478,062) (identified cost--$34,570,437)                                               $    41,712,808
           Investments in affiliated securities, at value (identified cost--$982,165)                               982,165
           Receivables:
               Securities sold                                                            $     1,033,556
               Dividends                                                                           57,648
               Capital shares sold                                                                 13,754
               Interest from affiliates                                                               478
               Securities lending--net                                                                 54         1,105,490
                                                                                          ---------------
           Prepaid expenses                                                                                          51,274
                                                                                                            ---------------
           Total assets                                                                                          43,851,737
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                                486,000
           Payables:
               Securities purchased                                                               406,313
               Capital shares redeemed                                                             82,141
               Distributor                                                                         21,755
               Investment adviser                                                                  16,497
               Other affiliates                                                                     6,934           533,640
                                                                                          ---------------
           Accrued expenses                                                                                          18,079
                                                                                                            ---------------
           Total liabilities                                                                                      1,037,719
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    42,814,018
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $       157,190
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            205,454
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             71,636
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             31,483
           Paid-in capital in excess of par                                                                      46,315,683
           Accumulated realized capital losses on investments--net                        $  (11,109,799)
           Unrealized appreciation on investments--net                                          7,142,371
                                                                                          ---------------
           Total accumulated losses--net                                                                        (3,967,428)
                                                                                                            ---------------
           Net Assets                                                                                       $    42,814,018
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $14,774,943 and 1,571,903 shares outstanding                     $          9.40
                                                                                                            ===============
           Class B--Based on net assets of $18,571,074 and 2,054,544 shares outstanding                     $          9.04
                                                                                                            ===============
           Class C--Based on net assets of $6,472,133 and 716,362 shares outstanding                        $          9.03
                                                                                                            ===============
           Class I--Based on net assets of $2,995,868 and 314,832 shares outstanding                        $          9.52
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Statement of Operations

For the Year Ended May 31, 2004
Investment Income

           Dividends (net of $4,155 foreign withholding tax)                                                $       642,629
           Interest from affiliates                                                                                  15,367
           Securities lending--net                                                                                      177
                                                                                                            ---------------
           Total income                                                                                             658,173
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       308,728
           Account maintenance and distribution fees--Class B                                     211,258
           Professional fees                                                                       67,893
           Account maintenance and distribution fees--Class C                                      66,382
           Accounting services                                                                     64,403
           Registration fees                                                                       45,201
           Account maintenance fees--Class A                                                       41,078
           Transfer agent fees--Class B                                                            40,494
           Printing and shareholder reports                                                        36,581
           Directors' fees and expenses                                                            27,235
           Transfer agent fees--Class A                                                            26,799
           Custodian fees                                                                          19,035
           Transfer agent fees--Class C                                                            13,322
           Transfer agent fees--Class I                                                             5,399
           Pricing fees                                                                             1,437
           Other                                                                                   21,004
                                                                                          ---------------
           Total expenses before reimbursement                                                    996,249
           Reimbursement of expenses                                                             (18,505)
                                                                                          ---------------
           Total expenses after reimbursement                                                                       977,744
                                                                                                            ---------------
           Investment loss--net                                                                                   (319,571)
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

           Realized gain on investments--net                                                                      3,920,553
           Change in unrealized appreciation on investments--net                                                  3,624,463
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 7,545,016
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     7,225,445
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Statements of Changes in Net Assets
                                                                                                 For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                2004              2003
Operations

           Investment loss--net                                                           $     (319,571)   $     (436,212)
           Realized gain (loss) on investments--net                                             3,920,553      (10,144,892)
           Change in unrealized appreciation on investments--net                                3,624,463         3,110,518
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                      7,225,445       (7,470,586)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                 (1,600,389)       (9,487,804)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                              5,625,056      (16,958,390)
           Beginning of year                                                                   37,188,962        54,147,352
                                                                                          ---------------   ---------------
           End of year                                                                    $    42,814,018   $    37,188,962
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Financial Highlights
                                                                                       Class A
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      June 25, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004       2003+++++    2002+++++    2001+++++   2000+++++
Per Share Operating Performance

           Net asset value, beginning of period              $     8.08   $     9.28   $    10.88   $    10.56   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                                 (.02)**      (.04)**      (.04)**      (.04)**        (.06)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.34       (1.16)       (1.19)          .36          .62
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.32       (1.20)       (1.23)          .32          .56
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain
           on investments--net                                       --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.40   $     8.08   $     9.28   $    10.88   $    10.56
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                    16.34%     (12.93%)     (11.54%)        3.03%     5.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         1.61%        1.91%        1.54%        1.46%       1.59%*
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.65%        1.92%        1.54%        1.46%       1.59%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.23%)       (.53%)       (.37%)       (.42%)      (.58%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   14,775   $    4,836   $    5,790   $    9,254   $   10,381
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    95.70%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effect of sales charges. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

++Commencement of operations.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Financial Highlights (continued)
                                                                                       Class B
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      June 25, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     7.83   $     9.06   $    10.72   $    10.49   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                                 (.09)**      (.10)**      (.11)**      (.13)**        (.14)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.30       (1.13)       (1.18)          .36          .63
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.21       (1.23)       (1.29)          .23          .49
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain
           on investments--net                                       --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.04   $     7.83   $     9.06   $    10.72   $    10.49
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                    15.45%     (13.58%)     (12.30%)        2.19%     4.90%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         2.39%        2.69%        2.32%        2.23%       2.36%*
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.43%        2.70%        2.32%        2.23%       2.36%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.01%)      (1.32%)      (1.15%)      (1.18%)     (1.36%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   18,571   $   22,943   $   36,190   $   52,373   $   56,455
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    95.70%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effect of sales charges. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Financial Highlights (continued)
                                                                                       Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      June 25, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001       2000
Per Share Operating Performance

           Net asset value, beginning of period              $     7.83   $     9.06   $    10.72   $    10.48   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net                                 (.09)**      (.10)**      (.11)**      (.13)**        (.15)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.29       (1.13)       (1.18)          .37          .63
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.20       (1.23)       (1.29)          .24          .48
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain
           on investments--net                                       --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.03   $     7.83   $     9.06   $    10.72   $    10.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                    15.33%     (13.58%)     (12.29%)        2.29%     4.80%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         2.40%        2.70%        2.33%        2.24%       2.37%*
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.44%        2.71%        2.33%        2.24%       2.37%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.02%)      (1.32%)      (1.16%)      (1.19%)     (1.36%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $    6,472   $    6,316   $    7,665   $   10,353   $   11,488
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    95.70%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effect of sales charges. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Financial Highlights (concluded)
                                                                                       Class I
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      June 25, 1999++
                                                                        For the Year Ended May 31,             to May 31,
Increase (Decrease) in Net Asset Value:                         2004       2003+++++    2002+++++    2001+++++   2000+++++
Per Share Operating Performance

           Net asset value, beginning of period              $     8.16   $     9.35   $    10.94   $    10.59   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net                       --**++++      (.02)**      (.01)**      (.02)**        (.03)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.36       (1.17)       (1.21)          .37          .62
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.36       (1.19)       (1.22)          .35          .59
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain
           on investments--net                                       --           --        (.37)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.52   $     8.16   $     9.35   $    10.94   $    10.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                    16.67%     (12.73%)     (11.38%)        3.31%     5.90%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                         1.37%        1.66%        1.29%        1.22%       1.34%*
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.41%        1.67%        1.29%        1.22%       1.34%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .01%       (.29%)       (.12%)       (.16%)      (.31%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $    2,996   $    3,094   $    4,502   $    6,436   $    6,420
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    95.70%      108.29%      139.17%      197.33%      113.76%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Based on average shares outstanding.

***Total investment returns exclude the effect of sales charges. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

++Commencement of operations.

++++Amount is less than $.01 per share.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $319,571 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement has a one-year term and is renewable. For the year ended May 31, 2004, MLIM reimbursed the Fund the amount of $18,505.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account
                            Maintenance         Distribution
                                    Fee                  Fee

Class A                            .25%                   --
Class B                            .25%                 .75%
Class C                            .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                   FAMD               MLPF&S

Class A                           $  94               $1,372
Class I                           $  --               $    5


For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $30,713 and $1,141 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended May 31, 2004, MLIM, LLC received $78 in securities lending agent fees.

In addition, MLPF&S received $36,147 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2004, the Fund reimbursed MLIM $958 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004 were $43,221,275 and $44,954,669, respectively.

Net realized gains for the year ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:


                                        Realized         Unrealized
                                           Gains       Appreciation

Long-term investments             $    3,920,553     $    7,142,371
                                  --------------     --------------
Total                             $    3,920,553     $    7,142,371
                                  ==============     ==============


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $6,760,726 of which $7,342,391 related to appreciated securities and $581,665 related to depreciated securities. At May 31, 2004, the aggregate cost of investments for Federal income tax purposes was $35,934,247.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $1,600,389 and $9,487,804 for the years ended May 31, 2004 and May 31, 2003, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            1,664,465     $   13,620,069
Automatic conversion of shares            32,655            300,358
                                  --------------     --------------
Total issued                           1,697,120         13,920,427
Shares redeemed                        (724,037)        (6,526,028)
                                  --------------     --------------
Net increase                             973,083     $    7,394,399
                                  ==============     ==============


Class A Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              196,659     $    1,487,635
Automatic conversion of shares            22,731            175,893
                                  --------------     --------------
Total issued                             219,390          1,663,528
Shares redeemed                        (244,788)        (1,902,627)
                                  --------------     --------------
Net decrease                            (25,398)     $    (239,099)
                                  ==============     ==============


Class B Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                              144,233     $    1,231,077
Shares redeemed                        (986,158)        (8,487,148)
Automatic conversion of shares          (33,862)          (300,358)
                                  --------------     --------------
Net decrease                           (875,787)     $  (7,556,429)
                                  ==============     ==============


Class B Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              352,607     $    2,589,567
Shares redeemed                      (1,392,285)       (10,442,545)
Automatic conversion of shares          (23,350)          (175,893)
                                  --------------     --------------
Net decrease                         (1,063,028)     $  (8,028,871)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                               95,488     $      815,644
Shares redeemed                        (186,080)        (1,624,420)
                                  --------------     --------------
Net decrease                            (90,592)     $    (808,776)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              287,554     $    2,138,009
Shares redeemed                        (326,661)        (2,484,823)
                                  --------------     --------------
Net decrease                            (39,107)     $    (346,814)
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                               73,159     $      633,893
Shares redeemed                        (137,592)        (1,263,476)
                                  --------------     --------------
Net decrease                            (64,433)     $    (629,583)
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              169,175     $    1,303,511
Shares redeemed                        (271,593)        (2,176,531)
                                  --------------     --------------
Net decrease                           (102,418)     $    (873,020)
                                  ==============     ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended May 31, 2004.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
Total undistributed earnings--net                                --
                                                     --------------
Capital loss carryforward                             (10,728,154)*
Unrealized gains--net                                   6,760,726**
                                                     --------------
Total accumulated losses--net                        $  (3,967,428)
                                                     ==============

*On May 31, 2004, the Fund had a net capital loss carryforward of $10,728,154, of which $1,378,800 expires in 2010 and $9,349,354 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 9, 2004



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length of                                                Fund Complex   Directorships
                      Held with    Time                                                     Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*       President    1999 to    President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011         and          present    Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,            Director                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length of                                                Fund Complex   Directorships
                      Held with    Time                                                     Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Donald W. Burton      Director     2002 to    General Partner of the Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                      present    Limited Partnership (an investment            36 Portfolios  Inc.; ITC
Princeton,                                    partnership) since 1979; Managing General                    Holding
NJ 08543-9095                                 Partner of The South Atlantic Venture                        Company, Inc.;
Age: 60                                       Funds since 1983; Member of the Investment                   Knology, Inc.;
                                              Advisory Committee of the Florida State                      MainBancorp,
                                              Board of Administration since 2001.                          N.A.; PriCare,
                                                                                                           Inc.; Symbion,
                                                                                                           Inc.


M. Colyer Crum        Director     1999 to    James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                      present    Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 71                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick  Director     1999 to    Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                      present    Graduate School of Business, Columbia         36 Portfolios
Princeton,                                    University since 1998; Associate
NJ 08543-9095                                 Professor of Finance and Economics,
Age: 41                                       Graduate School of Business, Columbia
                                              University from 1996 to 1998.


David H. Walsh        Director     2003 to    Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                      present    1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director, The
NJ 08543-9095                                 National Audubon Society since 1998;
Age: 62                                       Director, The American Museum of Fly
                                              Fishing since 1997.


Fred G. Weiss         Director     1999 to    Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                      present    1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                   Inc.
NJ 08543-9095                                 1979 to 1997. Director of Michael J. Fox
Age: 62                                       Foundation for Parkinson's Research;
                                              Director of BTG International PLC (a global
                                              technology commercialization company)
                                              since 2001.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(concluded)

                      Position(s)  Length of
                      Held with    Time
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice         1999 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,            and                     Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011         Treasurer
Age: 43


Robert C. Doll, Jr.   Senior       1999 to    President of MLIM and member of the Executive Management Committee of
P.O. Box 9011         Vice         present    ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,            President               Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Andrea Mitroff        Vice         2002 to    Director (Equities) of MLIM since 2000; Vice President of MLIM from 1999
P.O. Box 9011         President    present    to 2000.
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie  Secretary    2004 to    First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                      present    to 2001; Vice President from 1999 to 2000 and Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase Metrotech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum,
(3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending May 31, 2004 - $25,000
                         Fiscal Year Ending May 31, 2003 - $22,000

(b) Audit-Related Fees - Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending May 31, 2004 - $5,200
                         Fiscal Year Ending May 31, 2003 - $5,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending May 31, 2004 - $16,581,086
    Fiscal Year Ending May 31, 2003 - $17,622,606

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 19, 2004